SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                 Date of Report:
                                   May 5, 1998
                                 ---------------
                       (Date of earliest event reported)




                           Electric Lightwave, Inc.
               --------------------------------------------------
               (Exact name of Registrant as specified in charter)



          Delaware                    0-23393              93-1035711
----------------------------   ------------------------  ----------------
(State or other jurisdiction   (Commission File Number)    (IRS Employer
      of incorporation)                                 Identification No.)



4400 NE 77th Avenue, Vancouver, Wa                           98662
-----------------------------------------------------        -----
(Address of principal executive offices)                   (Zip Code)



                                 (360)892-1000
                                 --------------
              (Registrant's telephone number, including area code)


                           8100 NE Parkway Drive, Suite 150
                                Vancouver, Wa  98662
                          ----------------------------------
              (Former name or address, if changed since last report)

Item 5. Other Events

         Exhibit 99   Financial results for the quarter ended March 31, 1998.

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            Electric Lightwave, Inc.
                           --------------------------
                                  Registrant




                            By:/s/ Kerry Rea
                               -----------------------------
                               Vice President and Controller



Date:   May 5, 1998